SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

                                                                   JUNE 30, 2002


TEMPLETON GLOBAL
OPPORTUNITIES TRUST


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FRANKLIN(R)TEMPLETON(R) INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE
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SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OMITTED]

GUANG YANG
PORTFOLIO MANAGER
TEMPLETON GLOBAL OPPORTUNITIES TRUST



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


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GLOBAL OPPORTUNITIES TRUST SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING DEVELOPING OR EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Templeton Global Opportunities Trust covers the period ended June 30, 2002. During the six months under review, most world equity markets posted poor returns, with the exception of Japan and a few emerging markets. Investors continued to search for signs of a U.S. economic recovery, while assessing the potential impact on stock markets from a variety of business and political events. Corporate accounting scandals, the war against terrorism, and violent conflict in the Middle East and Asia added pressure to the uncertain economic environment. Policy makers remained cautious, and the U.S. Federal Reserve Board left the federal funds target rate unchanged throughout the six-month period. On a positive note, as most world equity markets declined in value, value-oriented investors like us began finding more opportunities to purchase what we believe to be solid companies at attractive prices. We have not seen similar opportunities during the past few years.


CONTENTS

Shareholder Letter .........  1

Performance Summary ........  7

Financial Highlights &
Statement of Investments ...  9

Financial Statements ....... 17

Notes to
Financial Statements ....... 20


FUND CATEGORY
[GRAPHIC OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/02

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe                                     40.5%
North America                              25.7%
Asia                                       18.8%
Australia/New Zealand                       3.9%
Latin America                               3.1%
Mid-East/Africa                             0.5%
Short-Term Investments & Other Net Assets   7.5%


In this challenging worldwide investment climate, Templeton Global Opportunities Trust's Class A shares produced a -6.92% cumulative total return for the six months ended June 30, 2002, as shown in the Performance Summary beginning on page 7. This compared favorably with the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index (the Index), which posted a -8.12% total return over the same time.(1) We attribute much of this relative outperformance to our industrial, information technology and consumer discretionary holdings. Although some of our health care investments underperformed the Index in the short term, longer term we believe that these companies have the potential to prosper.

As U.S. equity markets struggled during the past six months, we viewed the economy as a two-tier system -- the large-cap component, especially blue chip technology companies, which we believe still remain expensive, and the mid-cap and small-cap component, which began to trade at price levels we found attractive. Previously, many investors were willing to pay a premium for U.S. companies due, in part, to the perception of higher corporate governance standards. In the wake of large-scale accounting scandals, such as Enron and WorldCom, the question of whether such a premium is deserved seemed to weigh heavily on investors' minds. Given the U.S. market's overall valuation level, we remained underweighted relative to the Index in our U.S. exposure at period-end. However, we identified and purchased some mid-cap companies that we believed traded at a discount to their long-term market potential.



1. Source: Standard & Poor's Micropal. The unmanaged Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the period under review, we initiated positions in VeriSign and Invitrogen after both companies' share prices declined significantly from their peak levels. VeriSign provides domain name registration and Internet trust services for businesses' and individuals' commerce activities. Already a market leader, the company could be expected to benefit if the number of online transactions increases. Invitrogen, a leading supplier of reagents and tools for life science research and the pharmaceutical industry, produces high margin consumables. We believe the demand for its products is likely to grow if pharmaceuticals and government research laboratories increase their spending on drug-related research. Both companies reported strong balance sheets with net cash. On the sell side, we reduced our positions in AON, Intel, Abbott Laboratories and American International Group due to valuation considerations.

We were slightly overweighted in Europe compared with the Index during the reporting period; however, we did not hold many of the benchmark Index's heavily weighted listings from the struggling telecommunications sector, such as Nokia, Deutsche Telecom and France Telecom. Our top European holding was E.ON, a large and diversified global utility based in Germany. The company continued to divest its non-core assets and become a more focused utility company with interests in the U.K., U.S. and continental Europe. We initiated a position in Smiths Group, a U.K.-based industrial conglomerate that we think is well-managed and has an excellent operational track record. Based on the company's potential, we believe the shares



TOP 10 COUNTRIES
Based on Equity Securities
6/30/02

                  % OF TOTAL
                  NET ASSETS
-----------------------------
U.S.                   20.4%
U.K.                   10.0%
Japan                   9.1%
Germany                 8.4%
France                  6.1%
Netherlands             4.5%
Spain                   4.4%
Hong Kong               3.8%
Italy                   3.6%
South Korea             3.6%

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/02

                  % OF TOTAL
                  NET ASSETS
-----------------------------
Banks                   8.0%
Pharmaceuticals         7.6%
Oil & Gas               7.5%
Insurance               7.1%
Electric Utilities      6.2%
Diversified
Telecommunication
Services                6.1%
Road & Rail             5.1%
Electronic Equipment &
Instruments             4.5%
Aerospace & Defense     3.5%
Household Durables      3.1%



we purchased were at a discount to its long-term value. On the sell side, we eliminated our position in French insurance company AXA and reduced our holdings in U.K.-based building materials company Hanson due to valuation considerations.

The Fund benefited from strong performance by some of its Asian holdings, as this region's markets performed relatively well during the six months under review. Our position in Samsung Electro-Mechanics, a South Korean company that produces a variety of electronics components, appreciated more than 30% during the reporting period, while our position in Nippon Express, a transportation company based in Japan, appreciated nearly 60%. The Japanese equity market has been in decline for the past 12 years, and we remain cautious and closely monitor progress made by Japanese firms in their restructuring efforts.
In our view, our overweighted South Korean position, as compared with the Index, is appropriate as many companies there have made significant progress in restructuring and improving corporate transparency. As a result, we expect the risk premium investors demand from South Korean equities will continue to come down, and we believe many South Korean companies will likely perform well. During the period, we initiated positions in two Chinese companies listed in Hong Kong. China Mobile and PetroChina are two blue chip companies that were privatized by the Chinese government. In our opinion, as China continues to grow and reform its economy, both companies could benefit from higher demand for their products and services.

Currency is an important factor for a global portfolio's returns. During the six-month period, the U.S. dollar weakened, dipping to a two-year low against a rising euro. We believe this trend may continue because the U.S. dollar seems fundamentally overvalued against foreign currencies. If, as we expect, the U.S. dollar continues to weaken, the Fund could benefit from stronger foreign currencies because of our positions outside the U.S.

We continued to apply our time-tested investment philosophy of searching for undervalued securities globally. Our process is based on three tenets: patience, value and bottom-up fundamental research. Our analysts focus on identifying companies that are trading at a discount relative to their five-year earnings potential. While stock markets may be volatile in the near term, we believe that in the long run markets are efficient and undervalued stocks will appreciate to reflect their true values. All our investment decisions are based on this disciplined stock-by-stock analysis, rather than calls on a certain market or sector.

Looking ahead, we believe Templeton Global Opportunities Trust is well-positioned on a valuation basis. For example, the Fund had a lower price-to-earnings weighted average (17.2) compared with its benchmark Index (29.1), a lower price-to-book value weighted average (1.6 versus 2.4), and a higher dividend-yield-weighted average (2.3% versus 1.9%).1 In our opinion, if investors continue shifting their attentions toward valuation, earnings and earnings quality going forward, the Fund could benefit.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has



TOP 10 EQUITY HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,  % OF TOTAL
COUNTRY           NET ASSETS
-----------------------------
E.ON AG                 2.3%
ELECTRIC
UTILITIES, GERMANY
Nippon Express Co. Ltd. 2.1%

ROAD & RAIL, JAPAN
Canadian National
Railway Co.             2.0%

ROAD & RAIL, CANADA
Swiss Reinsurance Co.   2.0%

INSURANCE, SWITZERLAND
Akzo Nobel NV           2.0%

CHEMICALS, NETHERLANDS
Carter Holt Harvey Ltd. 1.9%

PAPER & FOREST PRODUCTS,
NEW ZEALAND

Merck KGAA              1.9%
PHARMACEUTICALS,
GERMANY

BAE Systems PLC         1.9%
AEROSPACE & DEFENSE,
U.K.

Aventis SA              1.7%
PHARMACEUTICALS, FRANCE

HSBC Holdings PLC       1.7%
BANKS, HONG KONG

--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



increased 1,164.68% in the last 14 years, but has suffered 7 quarterly declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines of more than 50% are not unusual in emerging markets. The definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Global Opportunities Trust and look forward to helping you meet your investment objectives in the years to come.

Sincerely,

/s/GUANG YANG

Guang Yang
Portfolio Manager
Templeton Global Opportunities Trust




2. Source: Standard & Poor's Micropal. Based on quarterly total return changes over 14 years ended 6/30/02. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Mexico Free Index is capitalization-weighted and measures the total return of equity securities in Mexico. The index includes only securities available to foreign (non-local) investors.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         6/30/02  12/31/01
------------------------------------------------------------------
Net Asset Value (NAV)          -$0.93         $12.25    $13.18
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0195

CLASS B                        CHANGE         6/30/02  12/31/01
------------------------------------------------------------------
Net Asset Value (NAV)          -$0.97         $12.14    $13.11
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0192

CLASS C                        CHANGE         6/30/02  12/31/01
------------------------------------------------------------------
Net Asset Value (NAV)          -$0.94         $12.08    $13.02


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/1/92, Fund shares were offered at a higher initial sales charge. Thus actual total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE


CLASS A                             6-MONTH    1-YEAR     5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -6.92%   -10.57%      0.98%      116.31%
Average Annual Total Return(2)      -12.25%   -15.71%     -0.99%        7.38%
Value of $10,000 Investment(3)       $8,775    $8,429     $9,516      $20,384


                                                                      INCEPTION
CLASS B                             6-MONTH    1-YEAR     3-YEAR       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -7.26%   -11.19%     -7.11%        2.18%
Average Annual Total Return(2)      -10.97%   -14.74%     -3.25%       -0.09%
Value of $10,000 Investment(3)       $8,903    $8,526     $9,055       $9,969


                                                                      INCEPTION
CLASS C                             6-MONTH    1-YEAR     5-YEAR       (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -7.22%   -11.24%     -2.62%       51.34%
Average Annual Total Return(2)       -9.06%   -13.02%     -0.73%        5.81%
Value of $10,000 Investment(3)       $9,094    $8,698     $9,640      $14,987




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights



                                                                        CLASS A
                                             ----------------------------------------------------------------
                                             SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2002   -----------------------------------------------
                                               (UNAUDITED)     2001      2000       1999      1998      1997
                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout
the period)
Net asset value, beginning of period ........      $13.18    $14.63    $17.12     $14.63    $15.32    $14.62
                                             ----------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .11       .18       .12        .25       .39       .38
 Net realized and unrealized gains (losses) .       (1.02)    (1.49)     (.63)      3.53      (.48)     1.70
                                             ----------------------------------------------------------------
Total from investment operations ............        (.91)    (1.31)     (.51)      3.78      (.09)     2.08
                                             ----------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.02)     (.09)     (.14)      (.34)     (.32)     (.37)
 Net realized gains .........................          --      (.05)    (1.84)      (.95)     (.28)    (1.01)
                                             ----------------------------------------------------------------
Total distributions .........................        (.02)     (.14)    (1.98)     (1.29)     (.60)    (1.38)
                                             ----------------------------------------------------------------
Net asset value, end of period ..............      $12.25    $13.18    $14.63     $17.12    $14.63    $15.32
                                             ================================================================
Total return* ...............................     (6.92)%   (8.97)%   (3.16)%     27.17%    (.61)%    14.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........    $388,067  $437,829  $548,290   $682,277  $656,108  $786,219
Ratios to average net assets:
 Expenses ...................................       1.43%**   1.41%     1.43%      1.42%     1.41%     1.37%
 Net investment income ......................       1.63%**    .64%      .78%      1.61%     2.38%     2.30%
Portfolio turnover rate .....................      10.06%    15.18%    68.21%     48.46%     3.09%    26.21%

*Total return does not reflect sales commissions and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (CONTINUED)


                                                                           CLASS B
                                                      ----------------------------------------------
                                                      SIX MONTHS ENDED     YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2002  -----------------------------
                                                         (UNAUDITED)       2001      2000      1999+
                                                      ----------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .................         $13.11    $14.58    $17.04    $14.63
                                                      ----------------------------------------------
Income from investment operations:
 Net investment income (loss) ........................            .06      (.02)       --**     .08
 Net realized and unrealized gains (losses) ..........          (1.01)    (1.38)     (.55)     3.58
                                                      ----------------------------------------------
Total from investment operations .....................           (.95)    (1.40)     (.55)     3.66
                                                      ----------------------------------------------
Less distributions from:
 Net investment income ...............................           (.02)     (.02)     (.07)     (.30)
 Net realized gains ..................................             --      (.05)    (1.84)     (.95)
                                                      ----------------------------------------------
Total distributions ..................................           (.02)     (.07)    (1.91)    (1.25)
                                                      ----------------------------------------------
Net asset value, end of period .......................         $12.14    $13.11    $14.58    $17.04
                                                      ==============================================
Total return* ........................................        (7.26)%   (9.62)%   (3.49)%    26.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................         $1,034      $986      $546      $346
Ratios to average net assets:
 Expenses ............................................          2.17%***  2.15%     2.17%     2.20%
 Net investment income (loss) ........................           .94%*** (.15)%    (.02)%      .52%
Portfolio turnover rate ..............................         10.06%    15.18%    68.21%    48.46%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Actual net investment income per share was ($.004).
***Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (CONTINUED)

                                                                        CLASS C
                                               --------------------------------------------------------------
                                               SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2002  ---------------------------------------------
                                                  (UNAUDITED)  2001      2000       1999      1998      1997
                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $13.02    $14.46    $16.96     $14.50    $15.17    $14.52
                                               --------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................       .06      (.01)      .01        .13       .24       .18
 Net realized and unrealized gains (losses) ...     (1.00)    (1.38)     (.62)      3.50      (.43)     1.77
                                               --------------------------------------------------------------
Total from investment operations ..............      (.94)    (1.39)     (.61)      3.63      (.19)     1.95
                                               --------------------------------------------------------------
Less distributions from:
 Net investment income ........................        --        --      (.05)      (.22)     (.20)     (.29)
 Net realized gains ...........................        --      (.05)    (1.84)      (.95)     (.28)    (1.01)
                                               --------------------------------------------------------------
Total distributions ...........................        --      (.05)    (1.89)     (1.17)     (.48)    (1.30)
                                               --------------------------------------------------------------
Net asset value, end of period ................    $12.08    $13.02    $14.46     $16.96    $14.50    $15.17
                                               ==============================================================
Total return* .................................   (7.22)%   (9.68)%   (3.83)%     26.28%   (1.29)%    13.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $18,074   $20,097   $25,067    $32,410   $33,423   $38,627
Ratios to average net assets:
 Expenses .....................................     2.17%**   2.15%     2.18%      2.16%     2.16%     2.12%
 Net investment income (loss) .................      .88%**  (.11)%      .05%       .87%     1.62%      .93%
Portfolio turnover rate .......................    10.06%    15.18%    68.21%     48.46%     3.09%    26.21%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)



                                                                         COUNTRY        SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.0%
     AEROSPACE & DEFENSE 3.5%
     BAE Systems PLC ................................................  United Kingdom 1,504,900 $  7,684,381
     Raytheon Co. ...................................................   United States   160,920    6,557,490
                                                                                                -------------
                                                                                                  14,241,871

     AUTO COMPONENTS 1.3%
     Valeo SA .......................................................      France       123,600    5,139,014
                                                                                                -------------
     AUTOMOBILES 1.6%
     Volkswagen AG ..................................................      Germany      132,010    6,414,328
                                                                                                -------------
     BANKS 8.0%
     Abbey National PLC .............................................  United Kingdom    14,500      170,625
     Australia & New Zealand Banking Group Ltd. .....................     Australia     489,760    5,303,337
     Banco Popular Espanol SA .......................................       Spain       137,706    6,088,624
     DBS Group Holdings Ltd. ........................................     Singapore     662,000    4,646,271
     Deutsche Bank AG ...............................................      Germany       73,910    5,135,072
     HSBC Holdings PLC ..............................................     Hong Kong     592,000    6,792,864
     San Paolo-IMI SpA ..............................................       Italy       430,240    4,317,017
                                                                                                -------------
                                                                                                  32,453,810
                                                                                                -------------
    *BIOTECHNOLOGY .2%
     Invitrogen Corp. ...............................................   United States    27,700      886,677
                                                                                                -------------
     CHEMICALS 2.9%
     Akzo Nobel NV ..................................................    Netherlands    183,620    7,995,384
     Bayer AG, Br. ..................................................      Germany      116,900    3,705,943
                                                                                                -------------
                                                                                                  11,701,327
                                                                                                -------------
     COMMERCIAL SERVICES & SUPPLIES 1.6%
     Chubb PLC ......................................................  United Kingdom 2,685,600    6,447,307
                                                                                                -------------
     COMMUNICATIONS EQUIPMENT .5%
     Alcatel SA .....................................................      France       184,152    1,280,349
     Alcatel SA, ADR ................................................      France        33,412      237,559
    *Nortel Networks Corp. ..........................................      Canada       443,900      642,107
                                                                                                -------------
                                                                                                   2,160,015
                                                                                                -------------
     COMPUTERS & PERIPHERALS .6%
    *EMC Corp. ......................................................   United States   180,380    1,361,869
     NEC Corp. ......................................................       Japan       175,000    1,217,671
                                                                                                -------------
                                                                                                   2,579,540
                                                                                                -------------
     CONSTRUCTION & ENGINEERING 1.2%
     Kurita Water Industries Ltd. ...................................       Japan       386,000    4,750,125
                                                                                                -------------
     CONSTRUCTION MATERIALS 1.1%
     Hanson PLC .....................................................  United Kingdom   603,681    4,310,955
                                                                                                -------------
     DIVERSIFIED FINANCIALS 2.7%
     ING Groep NV ...................................................    Netherlands    238,440    6,122,541
     Nomura Holdings Inc. ...........................................       Japan       324,000    4,757,550
                                                                                                -------------
                                                                                                  10,880,091
                                                                                                -------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                         COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     DIVERSIFIED TELECOMMUNICATION SERVICES 5.6%
     Cable & Wireless PLC ...........................................  United Kingdom   705,230 $  1,797,849
     KT Corp., ADR ..................................................    South Korea    165,185    3,576,255
     SBC Communications Inc. ........................................   United States   171,490    5,230,445
     Telecom Italia SpA .............................................       Italy       859,673    4,559,181
    *Telefonica SA ..................................................       Spain       240,270    2,016,962
    *Telefonica SA, ADR .............................................       Spain        24,206      601,519
     Telefonos de Mexico SA de CV (Telmex), L, ADR ..................      Mexico       155,520    4,989,082
     WorldCom Inc. - MCI Group ......................................   United States    14,240       12,816
    *WorldCom Inc. - WorldCom Group .................................   United States   356,020       35,602
                                                                                                -------------
                                                                                                  22,819,711
                                                                                                -------------
     ELECTRIC UTILITIES 6.2%
     CLP Holdings Ltd. ..............................................     Hong Kong   1,160,500    4,612,273
     E.On AG ........................................................      Germany      158,210    9,218,605
     Iberdrola SA, Br. ..............................................       Spain       363,436    5,294,186
     Korea Electric Power Corp. .....................................    South Korea    106,000    1,938,487
     Korea Electric Power Corp., ADR ................................    South Korea    379,770    3,976,192
                                                                                                -------------
                                                                                                  25,039,743
                                                                                                -------------
     ELECTRICAL EQUIPMENT 1.1%
     Alstom SA ......................................................      France       440,300    4,657,120
                                                                                                -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 4.5%
    *Celestica Inc. .................................................      Canada       168,085    3,782,990
     Hitachi Ltd. ...................................................       Japan       938,000    6,064,992
    *Jabil Circuit Inc. .............................................   United States    51,915    1,095,926
     Samsung Electro-Mechanics Co. ..................................    South Korea    108,665    5,266,143
    *Solectron Corp. ................................................   United States   319,900    1,967,385
                                                                                                -------------
                                                                                                  18,177,436
                                                                                                -------------
    *FOOD & DRUG RETAILING .5%
     Kroger Co. .....................................................   United States    99,900    1,988,010
                                                                                                -------------
     FOOD PRODUCTS 2.7%
     Kraft Foods Inc. ...............................................   United States   103,000    4,217,850
     Nestle SA ......................................................    Switzerland      8,740    2,037,816
     Unilever PLC ...................................................  United Kingdom   504,367    4,597,315
                                                                                                -------------
                                                                                                  10,852,981
                                                                                                -------------
     HEALTH CARE EQUIPMENT & SUPPLIES .4%
     Amersham PLC ...................................................  United Kingdom   199,670    1,769,393
                                                                                                 -------------
     HEALTH CARE PROVIDERS & SERVICES 1.2%
     Gehe AG ........................................................      Germany       49,300    2,093,604
     Mayne Group Ltd. ...............................................     Australia   1,165,030    2,707,517
                                                                                                -------------
                                                                                                   4,801,121
                                                                                                -------------
     HOUSEHOLD DURABLES 3.1%
     Koninklijke Philips Electronics NV .............................    Netherlands    144,103    4,023,260

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                         COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HOUSEHOLD DURABLES (CONT.)
     Newell Rubbermaid Inc. .........................................   United States   116,280 $  4,076,777
     Sony Corp. .....................................................       Japan        82,800    4,372,801
                                                                                                -------------
                                                                                                  12,472,838
                                                                                                -------------
     INDUSTRIAL CONGLOMERATES 1.1%
     Smiths Group PLC ...............................................  United Kingdom   219,270    2,847,575
     Tyco International Ltd. ........................................   United States   113,470    1,532,980
                                                                                                -------------
                                                                                                   4,380,555
                                                                                                -------------
     INSURANCE 7.1%
     Ace Ltd. .......................................................      Bermuda       94,225    2,977,510
     Allstate Corp. .................................................   United States    74,470    2,753,900
     American International Group Inc. ..............................   United States    63,252    4,315,684
     AON Corp. ......................................................   United States   152,920    4,508,082
     Sompo Japan Insurance Inc. .....................................       Japan        44,000      269,448
     Swiss Reinsurance Co. ..........................................    Switzerland     82,260    8,042,217
     XL Capital Ltd., A .............................................      Bermuda       69,790    5,911,213
                                                                                                -------------
                                                                                                  28,778,054
                                                                                                -------------
    *INTERNET SOFTWARE & SERVICES 1.0%
     Check Point Software Technologies Ltd. .........................      Israel       166,500    2,257,740
     VeriSign Inc. ..................................................   United States   262,820    1,889,676
                                                                                                -------------
                                                                                                   4,147,416
                                                                                                -------------
    *IT CONSULTING & SERVICES .7%
     Gartner Inc., B ................................................   United States   309,950    2,913,530
                                                                                                -------------
     MACHINERY 1.2%
     Komatsu Ltd. ...................................................       Japan     1,384,000    4,953,579
                                                                                                -------------
     MEDIA 1.6%
     Gannett Co. Inc. ...............................................   United States    84,700    6,428,730
                                                                                                -------------
     MULTILINE RETAIL 1.1%
     Marks & Spencer PLC ............................................  United Kingdom   810,357    4,604,161
                                                                                                -------------
     OIL & GAS 7.5%
     Eni SpA ........................................................       Italy       372,751    5,926,850
    *Fortum OYJ .....................................................      Finland      394,825    2,269,378
     PetroChina Co. Ltd., H .........................................       China    11,338,000    2,412,974
     Repsol YPF SA ..................................................       Spain       333,120    3,928,116
     Shell Transport & Trading Co. PLC ..............................  United Kingdom   585,644    4,418,708
     Total Fina Elf SA, B ...........................................      France        39,177    6,360,807
     Valero Energy Corp. ............................................   United States   143,380    5,365,280
                                                                                                -------------
                                                                                                  30,682,113

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                         COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PAPER & FOREST PRODUCTS 3.0%
     Boise Cascade Corp. ............................................   United States   127,100 $  4,388,763
     Carter Holt Harvey Ltd. ........................................    New Zealand  8,236,100    7,920,558
                                                                                                -------------
                                                                                                  12,309,321
                                                                                                -------------
     PHARMACEUTICALS 7.6%
     Abbott Laboratories ............................................   United States   176,040    6,627,906
     Aventis SA .....................................................      France        98,710    6,994,590
     Bristol-Myers Squibb Co. .......................................   United States    55,900    1,436,630
    *Elan Corp. PLC, ADR ............................................  Irish Republic   298,510    1,632,850
     Merck KGAA .....................................................      Germany      286,410    7,707,862
     Pharmacia Corp. ................................................   United States   173,789    6,508,398
                                                                                                -------------
                                                                                                  30,908,236
                                                                                                -------------
     REAL ESTATE 1.0%
     Cheung Kong Holdings Ltd. ......................................     Hong Kong     495,000    4,125,026
                                                                                                -------------
     ROAD & RAIL 5.1%
     Canadian National Railway Co. ..................................      Canada       156,930    8,258,713
     East Japan Railway Co. .........................................       Japan           447    2,092,166
     Nippon Express Co. Ltd. ........................................       Japan     1,591,000    8,428,875
     Stagecoach Group PLC ...........................................  United Kingdom 2,280,000    2,180,746
                                                                                                -------------
                                                                                                  20,960,500
                                                                                                -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.6%
    *Agere Systems Inc., A ..........................................   United States 1,383,100    1,936,340
     Intel Corp. ....................................................   United States   243,740    4,453,130
                                                                                                -------------
                                                                                                   6,389,470
                                                                                                -------------
    *SOFTWARE .1%
     BMC Software Inc. ..............................................   United States    32,100      532,860
                                                                                                -------------
     TRANSPORTATION INFRASTRUCTURE 1.3%
     Grupo Aeroportuario Del Sureste SA de CV, ADR ..................      Mexico       425,200    5,485,080
                                                                                                -------------
    *WIRELESS TELECOMMUNICATION SERVICES .5%
     China Mobile (Hong Kong) Ltd. ..................................       China       712,000    2,108,629
                                                                                                -------------
     TOTAL COMMON STOCKS (COST $383,046,510)                                                     374,250,673
                                                                                                -------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                         COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS (COST $4,368,158) .5%
     Tele Norte Leste Participacoes SA, ADR, pfd. ...................      Brazil       208,301 $  2,072,595
                                                                                                -------------

                                                                                     PRINCIPAL
                                                                                       AMOUNT
                                                                                    -----------
     SHORT TERM INVESTMENTS (COST $9,868,997) 2.4%
     U.S. Treasury Bill, 1.662%, 9/26/02 ............................ United States $ 9,910,000    9,870,965
                                                                                                -------------
     TOTAL INVESTMENTS BEFORE REPUCHASE AGREEMENT (COST $397,283,665)                            386,194,233
                                                                                                -------------
    a/REPURCHASE AGREEMENTS (COST $20,000,000) 4.9%
     Dresdner Bank AG, 1.85%, 7/01/02 (Maturity Value $20,003,083)
       Collateralized by U.S.  Treasury Bills, Notes and Bonds,
       and U.S. Government Agency Securities ........................ United States  20,000,000   20,000,000
                                                                                                -------------
     TOTAL INVESTMENTS (COST $417,283,665) 99.8%                                                 406,194,233
     OTHER ASSETS, LESS LIABILITIES .2%                                                              980,511
                                                                                                -------------
     TOTAL NET ASSETS 100.0%                                                                    $407,174,744
                                                                                                -------------

     * Non-income producing.
     a/At June 30, 2002, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $417,283,665) ..................................  $406,194,233
 Cash .....................................................................................         4,089
 Receivables:
  Investment securities sold ..............................................................    10,497,014
  Dividends and interest ..................................................................       916,558
                                                                                             ------------
      Total assets ........................................................................   417,611,894
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................     8,956,242
  Fund shares redeemed ....................................................................       749,891
  To affiliates ...........................................................................       614,544
 Accrued expenses .........................................................................       116,473
                                                                                             ------------
      Total liabilities ...................................................................    10,437,150
                                                                                             ------------
Net assets, at value ......................................................................  $407,174,744
                                                                                             ------------
 Net assets consist of:
  Undistributed net investment income .....................................................    $3,451,306
  Net unrealized depreciation .............................................................   (11,098,863)
  Accumulated net realized gain ...........................................................     3,497,318
  Beneficial shares .......................................................................   411,324,983
                                                                                             ------------
Net assets, at value ......................................................................  $407,174,744
                                                                                             ------------
CLASS A:
 Net asset value per share ($388,067,049 / 31,678,920 shares outstanding) .................        $12.25
                                                                                             ------------
 Maximum offering price per share ($12.25 / 94.25%) .......................................        $13.00
                                                                                             ------------
CLASS B:
 Net asset value and maximum offering price per share
  ($1,033,553 / 85,164 shares outstanding)* ...............................................        $12.14
                                                                                             ------------
CLASS C:
 Net asset value per share ($18,074,142 / 1,496,565 shares outstanding)* ..................        $12.08
                                                                                             ------------
 Maximum offering price per share ($12.08 / 99.00%) .......................................        $12.20

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $520,500)
 Dividends ..................................................................  $  6,532,064
 Interest ...................................................................       120,635
                                                                               -------------
      Total investment income ...............................................                $  6,652,699
Expenses:
 Management fees (Note 3) ...................................................     1,745,454
 Administrative fees (Note 3) ...............................................       309,426
 Distribution fees (Note 3)
  Class A ...................................................................       520,550
  Class B ...................................................................         5,261
  Class C ...................................................................        94,688
 Transfer agent fees (Note 3) ...............................................       367,300
 Custodian fees .............................................................        38,068
 Reports to shareholders ....................................................        27,100
 Registration and filing fees ...............................................        31,700
 Professional fees ..........................................................        16,700
 Trustees' fees and expenses ................................................        42,900
                                                                               -------------
      Total expenses ........................................................                   3,199,147
                                                                                             -------------
           Net investment income ............................................                   3,453,552
                                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ...............................................................    14,724,855
  Foreign currency transactions .............................................       113,256
                                                                               -------------
     Net realized gain ......................................................    14,838,111
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................................   (49,142,555)
  Translation of assets and liabilities denominated in foreign currencies ...         8,052
                                                                               -------------
     Net unrealized depreciation ............................................                 (49,134,503)
                                                                                             -------------
Net realized and unrealized loss ............................................                 (34,296,392)
                                                                                             -------------
Net decrease in net assets resulting from operations ........................                $(30,842,840)
                                                                                             =============

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2001

                                                                             SIX MONTHS ENDED    YEAR ENDED
                                                                              JUNE 30, 2002  DECEMBER 31, 2001
                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................... $  3,453,552   $   3,083,546
  Net realized gain (loss) from investments and foreign currency transactions  14,838,111     (10,021,089)
  Net unrealized depreciation on investments and translation of assets and
  liabilities denominated in foreign currencies ............................  (49,134,503)    (44,118,995)
                                                                             ---------------------------------
      Net decrease in net assets resulting from operations .................  (30,842,840)    (51,056,538)
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................................     (638,253)     (3,064,079)
   Class B .................................................................       (1,536)           (954)
  Net realized gains:
   Class A .................................................................           --      (1,993,982)
   Class B .................................................................           --          (2,593)
   Class C .................................................................           --         (96,695)
                                                                             ---------------------------------
 Total distributions to shareholders .......................................     (639,789)     (5,158,303)
 Beneficial share transactions (Note 2):
  Class A ..................................................................  (19,792,367)    (56,824,165)
  Class B ..................................................................      132,320         508,389
  Class C ..................................................................     (594,230)     (2,461,088)
                                                                             ---------------------------------
 Total beneficial share transactions .......................................  (20,254,277)    (58,776,864)
   Net decrease in net assets ..............................................  (51,736,906)   (114,991,705)
Net assets:
 Beginning of period .......................................................  458,911,650     573,903,355
                                                                             ---------------------------------
 End of period ............................................................. $407,174,744   $ 458,911,650
                                                                             =================================
Undistributed net investment income included in net assets:
 End of period ............................................................. $  3,451,306   $     637,543
                                                                             =================================

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of companies located anywhere in the world, including developing or emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade, and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class B and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED               YEAR ENDED
                                                            JUNE 30, 2002             DECEMBER 31, 2001
                                                   --------------------------------------------------------
                                                        SHARES      AMOUNT         SHARES        AMOUNT
                                                   --------------------------------------------------------
CLASS A SHARES:
Shares sold .....................................     2,327,528  $ 29,967,075     20,510,598 $ 285,085,326
Shares issued on reinvestment of distributions ..        39,092       521,495        305,380     4,220,952
Shares redeemed .................................    (3,907,447)  (50,280,937)   (25,083,872) (346,130,443)
                                                   --------------------------------------------------------
Net decrease ....................................    (1,540,827) $(19,792,367)    (4,267,894)$ (56,824,165)
                                                   ========================================================

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. BENEFICIAL SHARES (CONT.)

                                                        SIX MONTHS ENDED               YEAR ENDED
                                                          JUNE 30, 2002             DECEMBER 31, 2001
                                                   -----------------------------------------------------
                                                      SHARES      AMOUNT         SHARES        AMOUNT
                                                   -----------------------------------------------------
CLASS B SHARES:
Shares sold ......................................     19,465    $ 250,786         50,937     $ 686,067
Shares issued on reinvestment of distributions ...        100        1,322            216         3,057
Shares redeemed ..................................     (9,657)    (119,788)       (13,374)     (180,735)
                                                   -----------------------------------------------------
Net increase .....................................      9,908    $ 132,320         37,779     $ 508,389
                                                   =====================================================


                                                        SIX MONTHS ENDED               YEAR ENDED
                                                          JUNE 30, 2002             DECEMBER 31, 2001
                                                   -----------------------------------------------------
                                                      SHARES      AMOUNT         SHARES        AMOUNT
                                                   -----------------------------------------------------
CLASS C SHARES:
Shares sold ......................................     99,095  $ 1,253,214      1,648,568  $ 22,792,689
Shares issued on reinvestment of distributions ...         --           --          5,970        84,051
Shares redeemed ..................................   (145,704)  (1,847,444)    (1,844,511)  (25,337,828)
                                                   -----------------------------------------------------
Net decrease .....................................    (46,609) $  (594,230)      (189,973) $ (2,461,088)
                                                   =====================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.80% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 2002, unreimbursed costs were $2,951,258. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $28,256 and $3,094, respectively.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments ....................... $418,128,658
                                                             -------------
                 Unrealized appreciation ...................   62,912,256
                 Unrealized depreciation ...................  (74,846,681)
                                                             -------------
                 Net unrealized depreciation ............... $(11,934,425)
                                                             =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and losses realized subsequent to October 31, on the sale of securities.

At December 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $3,404,867. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Fund had tax basis capital losses of $7,090,934 which may be carried over to offset future capital gains. Such losses expire in 2009.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $85,315,321 and $43,095,758, respectively.

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

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Semiannual Report
Templeton Global Opportunities Trust

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Opportunities Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


415 S2002 08/02         [LOGO OMITTED] Printed on recycled paper